Exhibit 99.1

NEWS
RELEASE

FOR IMMEDIATE RELEASE
CONTACT: Chris L. Nines
                       (512) 433-5210
FORESTAR GROUP INC. REPORTS
SECOND QUARTER 2010 RESULTS
     AUSTIN, TEXAS, August 3, 2010—Forestar Group Inc. (NYSE: FOR) today reported a second quarter 2010 net loss of approximately ($3.3) million, or ($0.09) per basic share, compared with second quarter 2009 net income of $50.9 million, or $1.41 per diluted share outstanding. Second quarter 2009 results include a gain of $1.37 per diluted share, after-tax, from the sale of about 75,000 acres of timberland in Georgia and Alabama for approximately $120 million.
     “Our second quarter results reflect current market conditions across our businesses,” said Jim DeCosmo, president and chief executive officer of Forestar Group. “Demand for residential lots and commercial tracts have been impacted principally from low consumer confidence, high levels of unemployment, reduced capital availability, and uncertainty regarding the future of the economy. Mineral leasing activity was affected by exploration and production companies concentrating their efforts on drilling wells to hold existing mineral leases and prove reserves, rather than investing in new mineral interests.”
     “Despite challenging market conditions, we firmly believe that our business is well positioned in many of the healthiest markets, and poised to benefit from improving economic conditions and positive long-term demographic trends,” concluded Mr. DeCosmo.
     Forestar Group manages its operations through three business segments:
▪	Real estate,

▪	Mineral resources, and

▪	Fiber resources
     At the end of second quarter 2010, our real estate segment includes over 247,000 acres of land owned directly or through ventures located in nine states and twelve markets. Mineral resources include approximately 620,000 net acres of oil and gas mineral interests located principally in Texas, Louisiana, Alabama, and Georgia. Also included in the mineral resources segment is a 45% nonparticipating royalty interest in groundwater produced or withdrawn for commercial purposes from approximately 1.4 million acres in Texas, Louisiana, Georgia and Alabama. Fiber resources include the sale of wood fiber and management of our recreational leases.

REAL ESTATE

	2nd Qtr.	2nd Qtr.	1st Qtr.
Segment Earnings	2010	2009	2010
($ in Millions)	$2.4	$5.0	$0.3
     Second quarter 2010 real estate segment earnings include the sale of approximately 700 acres of land in the entitlement process for almost $8,200 per acre near Atlanta, Georgia.
     During second quarter 2010, a joint-venture project located near Houston, Texas received entitlements, which is planned to include up to 1,722 residential lots and 72 commercial acres.
MINERAL RESOURCES

	2nd Qtr.	2nd Qtr.	1st Qtr.
Segment Earnings	2010	2009	2010
($ in Millions)	$4.3	$6.4	$6.2
     Second quarter 2010 mineral resources segment earnings were impacted by reduced mineral leasing activity. Since year-end 2009, exploration and production companies operating in our basins have concentrated their efforts on drilling wells to hold existing mineral leases and prove reserves.
     First quarter 2010 mineral resources segment earnings include approximately $3.2 million in lease bonus revenues associated with leasing over 2,100 net mineral acres for $1,495 per acre.
FIBER RESOURCES

	2nd Qtr.	2nd Qtr.	1st Qtr.
Segment Earnings	2010	2009	2010
($ in Millions)	$1.1	$3.3	$1.4
     During second quarter 2010 Forestar generated approximately $1.5 million from the sale of over 119,000 tons of fiber, the majority of which was sold to Temple-Inland Inc. at market prices. Sales of fiber in second quarter 2010 were impacted by the sale of over 110,000 acres of timberland in 2009 associated with our near-term strategic initiatives and retail land sales program and postponing harvest plans on approximately 74,000 acres currently held for sale.

SUMMARY
     “Market conditions remain challenging for our business. Demand for our real estate has been impacted by a lack of consumer confidence, high unemployment, reduced credit availability and concerns over the economy, despite mortgage rates at historic lows and improved housing affordability. However, several Texas markets are now reporting positive job growth in second quarter 2010, a fundamental driver of long-term housing demand. Forestar is well positioned to maximize and grow long-term shareholder value through the execution of our strategy and improving market conditions,” concluded Mr. DeCosmo.
     The Company will host a conference call on August 4, 2010 at 10:00 am EDT to discuss results of second quarter 2010. The meeting may be accessed through webcast or by conference call. The webcast may be accessed through Forestar’s Internet site at www.forestargroup.com. To access the conference call, listeners calling from North America should dial 1-866-730-5769 at least 15 minutes prior to the start of the meeting. Those wishing to access the call from outside North America should dial 1-857-350-1593. The password is Forestar. Replays of the call will be available for two weeks following the completion of the live call and can be accessed at 1-888-286-8010 in North America and at 1-617-801-6888 outside North America. The password for the replay is 64750709.
About Forestar Group
     Forestar Group Inc. operates in three business segments: real estate, mineral resources and fiber resources. The real estate segment owns directly or through ventures over 247,000 acres of real estate located in nine states and twelve markets in the U.S. The real estate segment has 18 real estate projects representing over 29,600 acres currently in the entitlement process, and 75 entitled, developed and under development projects in seven states and eleven markets encompassing over 16,800 acres, comprised of over 29,300 residential lots and almost 2,600 commercial acres. The mineral resources segment manages about 620,000 net acres of oil and gas mineral interests. The fiber resources segment includes the sale of wood fiber and management of our recreational leases. The company also has a 45% nonparticipating royalty interest in groundwater produced or withdrawn for commercial purposes from approximately 1.4 million acres in Texas, Louisiana, Georgia and Alabama. Forestar’s address on the World Wide Web is www.forestargroup.com.
Forward-looking Statements
This release contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this news release to reflect the occurrence of events after the date of this news release.

FORESTAR GROUP INC.
(UNAUDITED)
Business Segments

	Second Quarter		First Six Months
	2010	2009	2010	2009
	(In thousands,		(In thousands,
	except per share)		except per share)
Revenues
Real estate	$21,549	$28,447	$38,797	$47,234
Mineral resources	4,606	7,018	11,733	12,939
Fiber resources	1,982	5,001	3,965	9,370

Total revenues	$28,137	$40,466	$54,495	$69,543

Segment earnings
Real estate	$2,454	$5,007	$2,766	$5,549
Mineral resources	4,266	6,401	10,444	11,183
Fiber resources	1,085	3,290	2,528	6,199

Total segment earnings	7,805	14,698	15,738	22,931

Items not allocated to segments
General and administrative (a)	(5,040)	(4,257)	(9,578)	(11,876)
Share-based compensation	(2,019)	(2,615)	(5,553)	(4,321)
Gain on sale of assets	—	79,214	—	79,214
Interest expense	(4,103)	(5,047)	(8,649)	(10,213)
Other non-operating income	246	44	444	95

(Loss) income before taxes	(3,111)	82,037	(7,598)	75,830
Income tax (expense) benefit	(162)	(31,120)	1,353	(28,805)

Net (loss) income attributable to Forestar Group Inc.	$(3,273)	$50,917	$(6,245)	$47,025

Net (loss) income per common share:
Basic	$(0.09)	$1.42	$(0.17)	$1.32
Diluted	$(0.09)	$1.41	$(0.17)	$1.31

Weighted average common shares outstanding:
Basic	36.2	35.8	36.1	35.7
Diluted	36.2	36.0	36.1	35.9

	Second Quarter
Supplemental Financial Information	2010	2009
	(In thousands)
Borrowings under credit facility	$128,000	$136,000
Other debt (b)	74,196	101,766

Total debt	$202,196	$237,766

(a)	First six months 2009 general and administrative costs include approximately $3.2 million paid to outside advisors regarding an evaluation by our Board of Directors of an unsolicited shareholder proposal.

(b)	Consists principally of consolidated venture non-recourse debt.

FORESTAR GROUP INC.
REAL ESTATE SEGMENT
PERFORMANCE METRICS

	Second Quarter		First Six Months
REAL ESTATE	2010	2009	2010	2009
Owned, Consolidated & Equity Method Ventures:
Residential Lots Sold	235	165	430	272
Revenue per Lot Sold	$50,300	$59,200	$49,900	$64,400
Commercial Acres Sold	14.6	—	16.2	4.1
Revenue per Commercial Acre Sold	$58,800	—	$70,200	$215,600
Undeveloped Acres Sold	1,470	7,460	3,560	9,650
Revenue per Acre Sold	$5,600	$2,300	$3,600	$2,600
Owned & Consolidated Ventures:
Residential Lots Sold	149	105	251	183
Revenue per Lot Sold	$53,000	$59,300	$54,800	$64,700
Commercial Acres Sold	—	—	1.3	0.3
Revenue per Commercial Acre Sold	—	—	$121,700	$424,700
Undeveloped Acres Sold	1,470	7,460	3,560	9,650
Revenue per Acre Sold	$5,600	$2,300	$3,600	$2,600
Ventures Accounted For Using the Equity Method:
Residential Lots Sold	86	60	179	89
Revenue per Lot Sold	$45,600	$59,100	$43,100	$63,800
Commercial Acres Sold	14.6	—	14.9	3.8
Revenue per Commercial Acre Sold	$58,800	—	$65,700	$197,000
Undeveloped Acres Sold	—	—	—	—
Revenue per Acre Sold	—	—	—	—
SECOND QUARTER 2010
REAL ESTATE PIPELINE

		In		Developed &
		Entitlement		Under	Total
Real Estate	Undeveloped	Process	Entitled	Development	Acres*
Undeveloped Land
Owned	194,142				200,905
Ventures	6,763

Residential
Owned		26,869	7,956	580	41,098
Ventures			4,939	754

Commercial
Owned		2,801	1,095	539	5,393
Ventures			642	316

Total Acres	200,905	29,670	14,632	2,189	247,396

Estimated Residential Lots			25,727	3,590	29,317

*	In addition, Forestar owns a 58% interest in a venture which controls approximately 16,000 acres of undeveloped land in Georgia with minimal investment.

FORESTAR GROUP INC.
MINERAL RESOURCES SEGMENT
PERFORMANCE METRICS

	Second Quarter		First Six Months
MINERAL RESOURCES	2010	2009	2010	2009
Leasing Activity
Acres Leased	—	8,200	2,130	14,300
Average Bonus / Acre	—	$357	$1,495	$353
Delay Rental Revenues	$762,200	$1,595,000	$1,193,800	$1,916,600

Royalties[1]
Natural Gas Production (MMcf)	689.5	309.8	1,062.6	704.5
Average Natural Gas Price ($ / Mcf)	$4.60	$3.89	$4.49	$5.17
Oil Production (Barrels)	30,500	25,900	59,900	53,200
Average Oil Price ($ / Barrel)	$74.78	$47.30	$73.05	$47.03

MMcfe Production[2]	872.3	465.2	1,422.1	1,023.8
Average Price ($ / MMcfe)	$6.25	$5.23	$6.43	$6.00

Well Activity[3]
Net Acres Held By Production	29,469	25,804	29,469	25,804
Wells Drilled	5	4	16	7
Active Wells	479	464	479	464

[1]	Includes 100% of venture activity. Venture natural gas production activity is 362 MMcf and 415 MMcf in second quarter and first six months 2010, and 12 MMcf and 39 MMcf in second quarter and first six months 2009. Forestar owns a 50% interest in this venture.

[2]	MMcfe — Million Cubic Feet Equivalent (converting oil to natural gas at 6 Mcfe / Bbl)

[3]	Wells are owned and operated by third-party lessees / operators
SECOND QUARTER 2010
MINERAL RESOURCES PIPELINE1
     Forestar’s mineral resources segment includes approximately 620,000 net mineral acres principally located in Texas, Louisiana, Alabama and Georgia.

	Available		Held by
State	for Lease	Leased	Production	Total [2]
Texas	153,000	76,000	24,000	253,000
Louisiana	135,000	4,000	5,000	144,000
Georgia	179,000	—	—	179,000
Alabama	40,000	2,000	—	42,000
California	1,000	—	—	1,000
Indiana	1,000	—	—	1,000

Total	509,000	82,000	29,000	620,000

[1]	Includes ventures

[2]	Excludes 463 net mineral acres located in Colorado

FORESTAR GROUP INC.
FIBER RESOURCES SEGMENT
PERFORMANCE METRICS

	Second Quarter		First Six Months
FIBER RESOURCES	2010	2009	2010	2009
Fiber Sales *
Pulpwood Tons Sold	95,600	244,100	178,700	450,600
Average Pulpwood Price / Ton	$10.89	$7.85	$10.90	$7.99
Sawtimber Tons Sold	23,800	136,100	53,400	226,900
Average Sawtimber Price / Ton	$20.36	$18.28	$20.24	$20.10

Total Tons Sold	119,400	380,200	232,100	677,500
Average Price / Ton	$12.78	$11.59	$13.05	$12.05

Recreational Activity
Acres Leased	213,700	224,500	213,700	224,500

*	The majority of our fiber sales were to Temple-Inland Inc. at market prices.

FORESTAR GROUP INC.
PROJECTS IN ENTITLEMENT
     A summary of projects in the entitlement process(a) at second quarter-end 2010 follows:

		Project
Project	County	Acres(b)
California
Hidden Creek Estates	Los Angeles	700
Terrace at Hidden Hills	Los Angeles	30

Georgia
Ball Ground	Cherokee	500
Burt Creek	Dawson	970
Crossing	Coweta	230
Dallas Highway	Haralson	1,060
Fincher Road	Cherokee	3,890
Fox Hall	Coweta	960
Garland Mountain	Cherokee/Bartow	350
Home Place	Coweta	1,510
Martin’s Bridge	Banks	970
Mill Creek	Coweta	770
Serenity	Carroll	440
Waleska	Cherokee	150
Wolf Creek	Carroll/Douglas	12,230
Yellow Creek	Cherokee	1,060

Texas
Lake Houston	Harris/Liberty	3,700
San Jacinto	Montgomery	150

Total		29,670

(a)	A project is deemed to be in the entitlement process when customary steps necessary for the preparation of an application for governmental land-use approvals, like conducting pre-application meetings or similar discussions with governmental officials, have commenced, or an application has been filed. Projects listed may have significant steps remaining, and there is no assurance that entitlements ultimately will be received.

(b)	Project acres, which are the total for the project regardless of our ownership interest, are approximate. The actual number of acres entitled may vary.

FORESTAR GROUP INC.
REAL ESTATE PROJECTS
     A summary of our entitled,(a) developed & under development projects at second quarter-end 2010 follows:

			Residential Lots (c)		Commercial Acres (d)
			Lots Sold		Acres Sold
		Interest	Since	Lots	Since	Acres
Project	County	Owned(b)	Inception	Remaining	Inception	Remaining
Projects we own
California
San Joaquin River	Contra Costa/Sacramento	100%	—	—	—	288

Colorado
Buffalo Highlands	Weld	100%	—	164	—	—
Johnstown Farms	Weld	100%	115	493	2	8
Pinery West	Douglas	100%	—	—	—	115
Stonebraker	Weld	100%	—	603	—	13
Westlake Highlands	Jefferson	100%	19	2	—	—
Texas
Arrowhead Ranch	Hays	100%	—	259	—	6
Caruth Lakes	Rockwall	100%	297	352	—	—
Cibolo Canyons	Bexar	100%	617	798	64	157
Harbor Lakes	Hood	100%	199	250	1	13
Hunter’s Crossing	Bastrop	100%	330	161	38	71
La Conterra	Williamson	100%	73	427	—	58
Maxwell Creek	Collin	100%	691	320	10	—
Oak Creek Estates	Comal	100%	67	580	13	—
The Colony	Bastrop	100%	410	736	22	31
The Gables at North Hill	Collin	100%	197	86	—	—
The Preserve at Pecan Creek	Denton	100%	306	512	—	9
The Ridge at Ribelin Ranch	Travis	100%	—	—	179	16
Westside at Buttercup Creek	Williamson	100%	1,311	203	66	—
Other projects (8)	Various	100%	1,552	17	197	23
Georgia
Towne West	Bartow	100%	—	2,674	—	121
Other projects (13)	Various	100%	—	2,934	—	705
Missouri and Utah
Other projects (2)	Various	100%	453	101	—	—

			6,637	11,672	592	1,634
Projects in entities we consolidate
Texas
City Park	Harris	75%	1,100	211	50	115
Lantana	Denton	55% (e)	540	1,626	—	—
Light Farms	Collin	65%	—	2,868	—	—
Stoney Creek	Dallas	90%	85	669	—	—
Timber Creek	Collin	88%	—	614	—	—
Other projects (5)	Various	Various	953	254	26	25

			2,678	6,242	76	140

Total owned and consolidated			9,315	17,914	668	1,774
Projects in ventures that we account for using the equity method
Georgia
Seven Hills	Paulding	50%	635	446	26	113
The Georgian	Paulding	38%	288	1,097	—	—
Other projects (4)	Various	Various	1,820	77	3	—
Texas
Bar C Ranch	Tarrant	50%	215	984	—	—
Entrada	Travis	50%	—	821	—	3
Fannin Farms West	Tarrant	50%	293	88	—	15
Harper’s Preserve	Montgomery	50%	—	1,722	—	72
Lantana	Denton	Various (e)	1,436	134	14	75
Long Meadow Farms	Fort Bend	19%	636	1,447	87	123
Southern Trails	Brazoria	40%	398	629	—	—
Stonewall Estates	Bexar	25%	248	125	—	—
Summer Creek Ranch	Tarrant	50%	796	1,772	—	363
Summer Lakes	Fort Bend	50%	330	793	56	—
Village Park	Collin	50%	356	211	3	2
Waterford Park	Fort Bend	50%	—	493	—	37
Other projects (2)	Various	Various	296	228	—	15
Florida
Other projects (3)	Various	Various	509	336	—	—

Total in ventures			8,256	11,403	189	818

Combined Total			17,571	29,317	857	2,592

(a)	A project is deemed entitled when all major discretionary governmental land-use approvals have been received. Some projects may require additional permits and/or non-governmental authorizations for development.

(b)	Interest owned reflects our net equity interest in the project, whether owned directly or indirectly. There are some projects that have multiple ownership structures within them. Accordingly, portions of these projects may appear as owned, consolidated and/or accounted for using the equity method.

(c)	Lots are for the total project, regardless of our ownership interest. Lots remaining represent vacant developed lots, lots under development and future planned lots and are subject to change based on business plan revisions.

(d)	Commercial acres are for the total project, regardless of our ownership interest and are net developable acres, which may be fewer than the gross acres available in the project.

(e)	The Lantana project consists of a series of 15 partnerships in which our voting interests range from 25% to 55%. We account for three of these partnerships using the equity method and we consolidate the remaining partnerships.
A summary of our significant commercial and income producing properties at second quarter-end 2010 follows:

			Interest
Project	County	Market	Owned (a)	Type	Description

Radisson Hotel	Travis	Austin	100%	Hotel	413 guest rooms and suites
Palisades West	Travis	Austin	25%	Office	375,000 square feet
Las Brisas	Williamson	Austin	59%	Multifamily	414 unit luxury apartment

(a)	Interest owned reflects our net equity interest in the project, whether owned directly or indirectly.